UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2005

ECC Capital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32430	841642470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1833 Alton Parkway, Irvine, California		92606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 856-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 20, 2005, Encore Credit Corp., a direct wholly owned subsidiary of the registrant ("Encore"), Bravo Credit Corporation, an indirect wholly owned subsidiary of the registrant ("Bravo"), the registrant and Countrywide Warehouse Lending entered into a Commitment Letter for the Revolving Credit and Security Agreement (the "Commitment Letter"). The Commitment Letter increased the Aggregate Credit Limit from $300 million to $500 million and added a $250 million uncommitted credit off for loans that are underwritten by Countrywide Securities Corporation ("CSC") or sold in a whole loan trade to CSC. The Commitment Letter terminates on July 19, 2006. The Commitment Letter is filed as Exhibit 10.1.

On July 21, 2005, Encore, Bravo and the registrant entered into Amendment No. 1 to the Master Repurchase Agreement with Credit Suisse First Boston Mortgage Capital LLC ("CSFB Amendment No. 1"). The purpose of CSFB Amendment No. 1 was to increase the Maximum Aggregate Purchase Price from $300 million to $500 million. CSFB Amendment No. 1 is filed as Exhibit 10.2.

On July 25, 2005, Encore, Bravo and the registrant entered into Amendment No. 1 to the Master Repurchase Agreement with Merrill Lynch Bank USA ("ML Amendment No. 1"). The purpose of ML Amendment No. 1 was to increase the ratio of indebtedness to tangible net worth from 15:1 to 20:1. ML Amendment No. 1 is filed as Exhibit 10.3.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Commitment Letter for Revolving Credit and Security Agreement, dated as of July 20, 2005, by and among Countrywide Warehouse Lending, Encore Credit Corp., Bravo Credit Corporation and ECC Capital Corporation.

10.2 Amendment No. 1 to Master Repurchase Agreement, dated as of July 21, 2005, by and between Credit Suisse First Boston Mortgage Capital LLC, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.

10.3 Amendment No. 1 to Master Repurchase Agreement, dated as of July 25, 2005, by and among Merrill Lynch Bank USA, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECC Capital Corporation

July 26, 2005	By:	Shahid S. Asghar

Name: Shahid S. Asghar
Title: President & Co-Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Commitment Letter for Revolving Credit and Security Agreement, dated as of July 20, 2005, by and among Countrywide Warehouse Lending, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.
10.2	Amendment No. 1 to Master Repurchase Agreement, dated as of July 21, 2005, by and between Credit Suisse First Boston Mortgage Capital LLC, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.
10.3	Amendment No. 1 to Master Repurchase Agreement, dated as of July 25, 2005, by and among Merrill Lynch Bank USA, Encore Credit Corp., ECC Capital Corporation and Bravo Credit Corporation.